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                                                                     EXHIBIT 4.1

                             TRAVIS BOATING CENTER

                          TRAVIS BOATS & MOTORS, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

THIS CERTIFICATE IS TRANSFERABLE         SEE REVERSE FOR CERTAIN DEFINITIONS
IN DALLAS, TEXAS; CLEVELAND, OHIO;                AND RESTRICTIONS
AND NEW YORK, NEW YORK                           CUSIP 894363 10 0


This Certifies that





is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01, OF

TRAVIS BOATS & MOTORS, INC. issued under and subject to the Articles of Incorporation and the Bylaws of the Company and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of the terms and conditions of which the said owner by accepting this Certificate expressly assents and agrees to be bound. The shares represented by this Certificate are transferable on the books of the Company in person or by attorney upon surrender of this Certificate duly endorsed. This Certificate shall not be valid unless duly countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile signatures of the duly authorized officers of the Company.

                                        Dated

                                          COUNTERSIGNED AND REGISTERED:
                                            KEYCORP SHAREHOLDER SERVICES, INC.
                                              TRANSFER AGENT AND REGISTRAR

        PRESIDENT AND
CHAIRMAN OF THE BOARD                     BY

                                                       AUTHORIZED SIGNATURE
            SECRETARY

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                          TRAVIS BOATS & MOTORS, INC.

     A STATEMENT DENYING PREEMPTIVE RIGHTS OF SHAREHOLDERS IS SET FORTH IN THE ARTICLES OF INCORPORATION, AS AMENDED, ON FILE IN THE OFFICE OF THE SECRETARY OF STATE. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS AND TO ISSUE PREFERRED SHARES IN SERIES. A STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED BY THE CORPORATION. THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF EACH SERIES OF PREFERRED SHARES TO THE EXTENT THEY HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF ANY SERIES OF PREFERRED SHARES IS SET FORTH IN THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM--as tenants in common         UNIF GIFT MIN ACT--_____ Custodian _____
  TEN ENT--as tenants by the entireties                   (Cust)         (Minor)
  JT TEN --as joint tenants with right                   Under Uniform Gifts to
           of survivorship and not as                     Minors Act ___________
           tenants in common                                           (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, _________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
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  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                   ASSIGNEE

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                                                                          Shares
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of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated
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                                 X
                                   ---------------------------------------------
                                                    (SIGNATURE)
      NOTICE:
THE SIGNATURE(S) TO
THIS ASSIGNMENT MUST
CORRESPOND WITH THE              X
NAME(S) AS WRITTEN                 ---------------------------------------------
UPON THE FACE OF THE                                 (SIGNATURE)
CERTIFICATE IN EVERY
PARTICULAR WITHOUT
ALTERATION OR EN-
LARGEMENT OR ANY
CHANGE WHATEVER.
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                                | THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN  |
                                | ELIGIBLE GUARANTOR INSTITUTION (BANKS,       |
                                | STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS  |
                                | AND CREDIT UNIONS WITH MEMBERSHIP IN AN      |
                                | APPROVED SIGNATURE GUARANTEE MEDALLION       |
                                | PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.   |
                                |----------------------------------------------|
                                | SIGNATURE(S) GUARANTEED BY:                  |
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